--------------------------------

                                  DIMON Incorporated

                                          TO

                            LASALLE NATIONAL BANK, Trustee








                            --------------------------------

                                       INDENTURE

                               Dated as of April 1, 1997


                            --------------------------------


                                      $140,000,000*






              6-1/4% Convertible Subordinated Debentures due March 31, 2007

                            --------------------------------

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                                DIMON Incorporated

                 Certain Sections of this Indenture relating to
             Sections 310 through 318 of the Trust Indenture Act
                                of 1939, as amended:

Trust Indenture                                               Indenture
  Act Section                                                  Section
----------------                                            -------------
*  310(a)(1)           . . . . . . . . . . . . . . . . . . .      609
      (a)(2)           . . . . . . . . . . . . . . . . . . .      609
      (a)(3)           . . . . . . . . . . . . . . . . . . . Not Applicable
      (a)(4)           . . . . . . . . . . . . . . . . . . . Not Applicable
      (b)              . . . . . . . . . . . . . . . . . . .   608, 610
*  311(a)              . . . . . . . . . . . . . . . . . . .      613
      (b)              . . . . . . . . . . . . . . . . . . . Not Applicable
      (c)              . . . . . . . . . . . . . . . . . . . Not Applicable
*  312(a)              . . . . . . . . . . . . . . . . . . .   701,702(a)
      (b)              . . . . . . . . . . . . . . . . . . .     702(b)
      (c)              . . . . . . . . . . . . . . . . . . .     702(c)
*  313(a)              . . . . . . . . . . . . . . . . . . .     703(a)
      (b)(1)          . . . . . . . . . . . . . . . . . . . Not Applicable
      (b)(2)          . . . . . . . . . . . . . . . . . . .      703(a)
      (c)             . . . . . . . . . . . . . . . . . . .      703(a)
      (d)             . . . . . . . . . . . . . . . . . . .      703(b)
*  314(a)(1)          . . . . . . . . . . . . . . . . . . .       704
      (a)(2)          . . . . . . . . . . . . . . . . . . .       704
      (a)(3)          . . . . . . . . . . . . . . . . . . .       704
      (b)             . . . . . . . . . . . . . . . . . . . Not Applicable
      (c)(1)          . . . . . . . . . . . . . . . . . . .       102
      (c)(2)          . . . . . . . . . . . . . . . . . . .       102
      (c)(3)          . . . . . . . . . . . . . . . . . . . Not Applicable
      (d)             . . . . . . . . . . . . . . . . . . . Not Applicable
      (e)             . . . . . . . . . . . . . . . . . . .       102
      (f)             . . . . . . . . . . . . . . . . . . . Not Applicable
* 315(a)              . . . . . . . . . . . . . . . . . . .       601
      (b)             . . . . . . . . . . . . . . . . . . .       602
      (c)             . . . . . . . . . . . . . . . . . . .       601
      (d)             . . . . . . . . . . . . . . . . . . .       601
      (e)             . . . . . . . . . . . . . . . . . . .       514
* 316(a)(1)           . . . . . . . . . . . . . . . . . . . 502, 512, 513
      (a)(2)          . . . . . . . . . . . . . . . . . . . Not Applicable
      (b)             . . . . . . . . . . . . . . . . . . .      507
* 317(a)              . . . . . . . . . . . . . . . . . . .    503, 504
      (b)             . . . . . . . . . . . . . . . . . . .     1003
* 318(a)              . . . . . . . . . . . . . . . . . . .      107
_____________________

      Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

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                              TABLE OF CONTENTS



                                                               Page
                                                              ------
 Parties . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
 Recitals of the Company . . . . . . . . . . . . . . . . . . .   1

                               ARTICLE ONE
                    Definitions and Other Provisions
                        of General Application

 SECTION 101.       Definitions. . . . . . . . . . . . . . . .   1
        Act. . . . . . . . . . . . . . . . . . . . . . . . . .   2
        Affiliate. . . . . . . . . . . . . . . . . . . . . . .   2
        Authenticating Agent . . . . . . . . . . . . . . . . .   2
        Board of Directors . . . . . . . . . . . . . . . . . .   2
        Board Resolution . . . . . . . . . . . . . . . . . . .   2
        Business Day . . . . . . . . . . . . . . . . . . . . .   2
        Cash Equivalent. . . . . . . . . . . . . . . . . . . .   2
        Commission . . . . . . . . . . . . . . . . . . . . . .   3
        Common Stock . . . . . . . . . . . . . . . . . . . . .   3
        Company. . . . . . . . . . . . . . . . . . . . . . . .   3
        Company Request. . . . . . . . . . . . . . . . . . . .   3
        Corporate Trust Office . . . . . . . . . . . . . . . .   3
        corporation. . . . . . . . . . . . . . . . . . . . . .   3
        Defaulted Interest . . . . . . . . . . . . . . . . . .   3
        Event of Default . . . . . . . . . . . . . . . . . . .   3
        Holder . . . . . . . . . . . . . . . . . . . . . . . .   3
        Indenture. . . . . . . . . . . . . . . . . . . . . . .   4
        Interest Payment Date. . . . . . . . . . . . . . . . .   4
        Maturity . . . . . . . . . . . . . . . . . . . . . . .   4
        NASD . . . . . . . . . . . . . . . . . . . . . . . . .   4
        Officers' Certificate. . . . . . . . . . . . . . . . .   4
        Opinion of Counsel . . . . . . . . . . . . . . . . . .   4
        Outstanding. . . . . . . . . . . . . . . . . . . . . .   4
        Paying Agent . . . . . . . . . . . . . . . . . . . . .   5
        Person . . . . . . . . . . . . . . . . . . . . . . . .   5
        Predecessor Security . . . . . . . . . . . . . . . . .   5
        Redemption Date. . . . . . . . . . . . . . . . . . . .   5

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        Redemption Price . . . . . . . . . . . . . . . . . . .   5
        Regular Record Date. . . . . . . . . . . . . . . . . .   5
        Responsible Officer. . . . . . . . . . . . . . . . . .   5
        Securities . . . . . . . . . . . . . . . . . . . . . .   6
        Security Register. . . . . . . . . . . . . . . . . . .   6
        Senior Indebtedness. . . . . . . . . . . . . . . . . .   6
        Special Record Date. . . . . . . . . . . . . . . . . .   6
        Stated Maturity. . . . . . . . . . . . . . . . . . . .   6
        Subsidiary . . . . . . . . . . . . . . . . . . . . . .   6
        Trustee. . . . . . . . . . . . . . . . . . . . . . . .   6
        Trust Indenture Act. . . . . . . . . . . . . . . . . .   6
        Vice President . . . . . . . . . . . . . . . . . . . .   6
 SECTION 102.       Compliance Certificates and Opinions . . .   7
 SECTION 103.       Form of Documents Delivered to Trustee.. .   7
 SECTION 104.       Acts of Holders; Record Dates. . . . . . .   8
 SECTION 105.       Notices, Etc., to Trustee and Company. . .   9
 SECTION 106.       Notice to Holders; Waiver. . . . . . . . .   9
 SECTION 107.       Conflict with Trust Indenture Act. . . . .  10
 SECTION 108.       Effect of Headings and Table of Contents .  10
 SECTION 109.       Successors and Assigns . . . . . . . . . .  10
 SECTION 110.       Separability Clause. . . . . . . . . . . .  10
 SECTION 111.       Benefits of Indenture. . . . . . . . . . .  10
 SECTION 112.       Governing Law. . . . . . . . . . . . . . .  10
 SECTION 113.       Legal Holidays . . . . . . . . . . . . . .  11

                                ARTICLE TWO
                              Security Forms

 SECTION 201.       Forms Generally. . . . . . . . . . . . . .  11
 SECTION 202.       Form of Face of Security . . . . . . . . .  11
 SECTION 203.       Form of Reverse of Security. . . . . . . .  13
 SECTION 204.       Form of Trustee's Certificate
                    of Authentication. . . . . . . . . . . . .  17
 SECTION 205.       Form of Conversion Notice. . . . . . . . .  17

                                ARTICLE THREE
                                The Securities

 SECTION 301.       Title and Terms. . . . . . . . . . . . . .  18
 SECTION 302.       Denominations. . . . . . . . . . . . . . .  19
 SECTION 303.       Execution, Authentication, Delivery
                    and Dating . . . . . . . . . . . . . . . .  19
 SECTION 304.       Temporary Securities . . . . . . . . . . .  20
 SECTION 305.       Registration, Registration of Transfer
                    and Exchange . . . . . . . . . . . . . . .  20

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 SECTION 306.       Mutilated, Destroyed, Lost and
                    Stolen Securities . . . . . . . . . . . . . 22
 SECTION 307.       Payment of Interest; Interest
                    Rights Preserved. . . . . . . . . . . . . . 22
 SECTION 308.       Persons Deemed Owners. . . . . . . . . . .  24
 SECTION 309.       Cancellation . . . . . . . . . . . . . . .  24
 SECTION 310.       Computation of Interest. . . . . . . . . .  24

                                ARTICLE FOR
                         Satisfaction and Discharge

 SECTION 401.       Satisfaction and Discharge of Indenture. .  25
 SECTION 402.       Application of Trust Money . . . . . . . .  26

                               ARTICLE FIVE
                                 Remedies

 SECTION 501.       Events of Default. . . . . . . . . . . . .  26
 SECTION 502.       Acceleration of Maturity; Rescission
                    and Annulment. . . . . . . . . . . . . . .  28
 SECTION 503.       Collection of Indebtedness and Suits for
                    Enforcement by Trustee . . . . . . . . . .  29
 SECTION 504.       Trustee May File Proofs of Claim . . . . .  30
 SECTION 505.       Trustee May Enforce Claims Without
                    Possession of Securities. . . . . . . . . . 30
 SECTION 506.       Application of Money Collected . . . . . .  31
 SECTION 507.       Limitation on Suits. . . . . . . . . . . .  31
 SECTION 508.       Unconditional Right of Holders to
                    Receive Principal, Premium and Interest
                    and to Convert . . . . . . . . . . . . . .  32
 SECTION 509.       Restoration of Rights and Remedies . . . .  32
 SECTION 510.       Rights and Remedies Cumulative . . . . . .  33
 SECTION 511.       Delay or Omission Not Waiver . . . . . . .  33
 SECTION 512.       Control by Holders . . . . . . . . . . . .  33
 SECTION 513.       Waiver of Past Defaults. . . . . . . . . .  34
 SECTION 514.       Undertaking for Costs. . . . . . . . . . .  34
 SECTION 515.       Waiver of Stay or Extension Laws . . . . .  34

                                  ARTICLE SIX
                                  The Trustee

 SECTION 601.       Certain Duties and Responsibilities. . . .  35
 SECTION 602.       Notice of Defaults . . . . . . . . . . . .  35
 SECTION 603.       Certain Rights of Trustee. . . . . . . . .  35
 SECTION 604.       Not Responsible for Recitals or
                    Issuance of Securities. . . . . . . . . .   36
 SECTION 605.       May Hold Securities. . . . . . . . . . . .  37
 SECTION 606.       Money Held in Trust. . . . . . . . . . . .  37
 SECTION 607.       Compensation and Reimbursement . . . . . .  37

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 SECTION 608.       Disqualification; Conflicting Interests. .  38
 SECTION 609.       Corporate Trustee Required; Eligibility. .  38
 SECTION 610.       Resignation and Removal;
                    Appointment of Successor . . . . . . . . .  38
 SECTION 611.       Acceptance of Appointment by Successor . .  40
 SECTION 612.       Merger, Conversion, Consolidation or
                    Succession to Business. . . . . . . . . . . 40
 SECTION 613.       Preferential Collection of Claims
                    Against Company. . . . . . . . . . . . . .  40
 SECTION 614.       Appointment of Authenticating Agent. . . .  41

                              ARTICLE SEVEN
           Holders' Lists and Reports by Trustee and Company

 SECTION 701.       Company to Furnish Trustee Names
                    and Addresses of Holders. . . . . . . . . . 42
 SECTION 702.       Preservation of Information:
                    Communications to Holders . . . . . . . . . 43
 SECTION 703.       Reports by Trustee . . . . . . . . . . . .  43
 SECTION 704.       Reports by Company . . . . . . . . . . . .  43

                             ARTICLE EIGHT
          Consolidation, Merger, Conveyance, Transfer or Lease

 SECTION 801.       Company May Consolidate, Etc., Only
                    on Certain Terms . . . . . . . . . . . . .  44
 SECTION 802.       Successor Substituted. . . . . . . . . . .  45

                             ARTICLE NINE
                        Supplemental Indentures

 SECTION 901.       Supplemental Indentures Without
                    Consent of Holders . .. . . . . . . . . . . 45
 SECTION 902.       Supplemental Indentures with Consent
                    of Holders. . . . . . . . . . . . . . . . . 46
 SECTION 903.       Execution of Supplemental Indentures . . .  47
 SECTION 904.       Effect of Supplemental Indentures. . . . .  47
 SECTION 905.       Conformity with Trust Indenture Act. . . .  47
 SECTION 906.       Reference in Securities to
                    Supplemental Indentures . . . . . . . . .   47
 SECTION 907.       Subordination Unimpaired . . . . . . . . .   47

                               ARTICLE TEN
                                Covenants

 SECTION 1001.      Payment of Principal, Premium
                    and Interest . . . . . . . . . . . . . . .  48
 SECTION 1002.      Maintenance of Office or Agency. . . . . .  48
 SECTION 1003.      Money for Security Payments to be
                    Held in Trust. . . . . . . . . . . . . . .  48
 SECTION 1004.      Existence. . . . . . . . . . . . . . . . .  50
 SECTION 1005.      Statement by Officers as to Default. . . .  50

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                               ARTICLE ELEVEN
                         Redemption of Securities

 SECTION 1101.      Right of Redemption. . . . . . . . . . . .  50
 SECTION 1102.      Applicability of Article . . . . . . . . .  50
 SECTION 1103.      Election to Redeem; Notice to Trust. . . .  51
 SECTION 1104.      Selection by Trustee of Securities
                    to Be Redeemed. . . . . . . . . . . . . .   51
 SECTION 1105.      Notice of Redemption . . . . . . . . . . .  51
 SECTION 1106.      Deposit of Redemption Price. . . . . . . .  52
 SECTION 1107.      Securities Payable on Redemption Date. . .  52
 SECTION 1108.      Securities Redeemed in Part. . . . . . . .  53

                                ARTICLE TWELVE
                           Conversion of Securities

 SECTION 1201.      Conversion Privilege and Conversion
                    Price. . . . . . . . . . . . . . . . . . .  53
 SECTION 1202.      Exercise of Conversion Privilege . . . . .  54
 SECTION 1203.      Fractions of Shares. . . . . . . . . . . .  55
 SECTION 1204.      Adjustment of Conversion Price.. . . . . .  55
 SECTION 1205.      Notice of Adjustments of Conversion Price.  61
 SECTION 1206.      Notice of Certain Corporate Action . . . .  62
 SECTION 1207.      Company to Reserve Common Stock. . . . . .  63
 SECTION 1208.      Taxes on Conversion. . . . . . . . . . . .  63
 SECTION 1209.      Covenant as to Common Stock. . . . . . . .  63
 SECTION 1210.      Cancellation of Converted Securities . . .  64
 SECTION 1211.      Provisions in Case of Consolidation,
                    Merger or Sale of Assets. . . . . . . . . . 64

                               ARTICLE THIRTEEN
                           Subordination of Securities
 SECTION 1301.      Securities Subordinated to Senior
                    Indebtedness . . . . . . . . . . . . . . .  65
 SECTION 1302.      Priority and Payment Over Upon
                    Insolvency and Dissolution. . . . . . . . . 66
 SECTION 1303.      Prior Payment to Senior Indebtedness
                    Upon Acceleration of the Securities . . .   67
 SECTION 1304.      Payment on Securities Suspended
                    When Senior Indebtedness is in Default . .  68
 SECTION 1305.      Obligation to Pay Securities Not
                    Impaired; Provisions Solely to Define
                    Relative Rights . . . . . . . . . . . . . . 69
 SECTION 1306.      Payment Permitted if No Default. . . . . .  69
 SECTION 1307.      Subrogation. . . . . . . . . . . . . . . .  70
 SECTION 1308.      Trustee to Effectuate Subordination. . . .  70
 SECTION 1309.      Changes. . . . . . . . . . . . . . . . . .  70

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 SECTION 1310.      Notice to Trustee. . . . . . . . . . . . .  71
 SECTION 1311.      Reliance on Judicial Order or
                    Certificate of Liquidating Agent . . . . .  71
 SECTION 1312.      Trustee Not Fiduciary for Holders of
                    Senior Indebtedness . . . . . . . . . . . . 72
 SECTION 1313.      Rights of Trustee as Holder of
                    Senior Indebtedness; Preservation of
                    Trustee's Rights. . . . . . . . . . . . . . 72
 SECTION 1314.      Article Applicable to Paying Agents. . . .  72
 SECTION 1315.      Certain Conversions Deemed Payment . . . .  73
 SECTION 1316.      Continued Effectiveness. . . . . . . . . .  73
 SECTION 1317.      Right of Holders of Senior
                    Indebtedness Not Impaired . . . . . . . . . 73
 SECTION 1318.      Continuing Agreement.. . . . . . . . . . .  73

                            ARTICLE FOURTEEN
      Repurchase of Securities at the Option of the Holder
                       Upon a Change of Control

 SECTION 1401.      Right to Require Repurchase. . . . . . . .  74
 SECTION 1402.      Notices; Method of Exercising
                    Repurchase Right, Etc. . . . . . . . . . .  74
 SECTION 1403.      Deposit of Cash Sufficient to Pay
                    Repurchase Price . . . . . . . . . . . . .  76
 SECTION 1404.      Securities Not Repurchased on
                    Repurchase Date. . . . . . . . . . . . . .  76
 SECTION 1405.      Securities Repurchased in Part . . . . . .  76
 SECTION 1406.      Certain Definitions. . . . . . . . . . . .  76


 TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . . 87

 SIGNATURES AND SEALS. . . . . . . . . . . . . . . . . . . . . . 88

 ACKNOWLEDGEMENTS. . . . . . . . . . . . . . . . . . . . . . .  89

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               INDENTURE, dated as of April 1, 1997, between DIMON
Incorporated, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein called the "Company"), having its principal office at 512 Bridge Street, Danville, Virginia 24541, and LaSalle National Bank, a banking corporation duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                         RECITALS OF THE COMPANY

               The Company has duly authorized the creation of an issue of its 6-1/4% Convertible Subordinated Debentures due March 31, 2007 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

               All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                             ARTICLE ONE

                  Definitions and Other Provisions
                       of General Application


SECTION 101.   Definitions.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

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               (3)     all accounting terms not otherwise defined herein
       have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

               (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

               Certain terms, used principally in Articles Six, Thirteen and Fifteen, are defined in those Articles.

               "Act," when used with respect to any Holder, has the meaning specified in Section 104.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, when used with respect to any specified Person, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

               "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of Chicago are authorized or obligated by law or executive order to close.

               "Cash Equivalent" shall mean any U.S. Treasury security with a known market value and, when acquired, a maturity of less than three months.

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               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of
Section 1211, shares issuable on conversion of Securities Section 1403 shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such Successor Person.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

               "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at 135 South LaSalle Street, 18th Floor, Chicago, Illinois 60603-3499.

               "corporation" means a corporation, association, company, joint-stock company or business trust.

               "Defaulted Interest" has the meaning specified in Section
307.

               "Event of Default" has the meaning specified in Section 501.

               "Holder" means a Person in whose name a Security is registered in the Security Register.

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


               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

               "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

               "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, obligation to repurchase or otherwise.

               "NASD" means the National Association of Securities Dealers,
Inc.

               "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the Company.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

               "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment, redemption or repurchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

             (iii)     Securities which have been paid pursuant to
       Section 306 or in exchange for or in lieu of which other
       Securities have been authenticated and delivered pursuant to

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       this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

              (iv)     Securities converted into Common Stock pursuant to
       Article 12.

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

               "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

               "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, association, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.

               "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

               "Regular Record Date" for the Interest payable on any Interest Payment Date means the March 15, June 15, September 15, or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

               "Responsible Officer," when used with respect to the Trustee, means any officer assigned to and working in the corporate trust

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department of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to any particular corporate matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

               "Securities" shall have the meaning set forth in the recitals hereto.

               "Security Register" and "Security Registrar" shall have the respective meanings specified in Section 305.

               "Senior Indebtedness" shall have the meaning set forth in
Section 1301.

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

               "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

               "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

               "Trading Day" shall have the meaning set forth in Section
1407.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed;
provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

               "Vice President", when used with respect to the Trustee, means any vice president of the Trustee, whether or not designated by a number or a word or words added before or after the title "vice president," and when used with respect to the Company, means any Executive Vice President, any Senior Vice President, the Vice President and Treasurer and the Vice President-Controller of the Company.

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SECTION 102.   Compliance Certificates and Opinions.

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition, including any conditions precedent, has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant, including any conditions precedent, has been complied with.


SECTION 103.      Form of Documents Delivered to Trustee.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or

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opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.   Acts of Holders; Record Dates.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The Company may set a record date in the circumstances permitted by the Trust Indenture Act for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to


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


such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

               (d) The ownership of Securities shall be proved by the Security Register.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.


SECTION 105.   Notices, Etc., to Trustee and Company.

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.   Notice to Holders; Waiver.

               Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver

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shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   Conflict with Trust Indenture Act.

               If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.


SECTION 108.   Effect of Headings and Table of Contents.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.   Successors and Assigns.

               All covenants and agreements in this Indenture by the Company shall bind its successor and assigns, whether so expressed or not.


SECTION 110.   Separability Clause.

               In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.   Benefits of Indenture.

               Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

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SECTION 112.   Governing Law.

               This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.


SECTION 113.    Legal Holidays.

               In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                          ARTICLE TWO

                        Security Forms

SECTION 201.    Forms Generally.

               The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

               The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


SECTION 202.   Form of Face of Security.


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                                     DIMON Incorporated

                          6-1/4% Convertible Subordinated Debenture
                                     due March 31, 2007

No. ____________                                               $___________

               DIMON Incorporated, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of ____________________ Dollars in cash on March 31, 2007, and to pay interest thereon from ____________ ___, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 31, June 30, September 30 and December 31 in each year, commencing _______________, 1997, at the rate of 6-1/4% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15, June 15, September 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security(or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the principal corporate trust office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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


               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                             DIMON Incorporated


                                             By:


Attest:





SECTION 203.   Form of Reverse of Security.

               This Security is one of a duly authorized issue of Securities of the Company designated as its 6-1/4% Convertible Subordinated Debentures due April 1, 2007 (herein called the "Securities"), limited in aggregate principal amount to $140,000,000, issued and to be issued under an Indenture dated as of April 1, 1997 (herein called the "Indenture"), between the Company and LaSalle National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

               Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on April 1, 2007, or in case this Security or a portion hereof is called for redemption or is delivered for repurchase, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase) not after, the close of business on the Business Day prior to the Redemption Date, or the Trading Day preceding the Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the

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


Company at a conversion price equal to $28.77 aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture). Such conversion shall be made by surrender of this Security, duly endorsed or assigned to the Company or in blank, at the principal corporate trust office of the Trustee or at any other office or agency maintained by the Company for such purpose, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (the "Interest Period"), also accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Notwithstanding the foregoing, in the case of Securities or portions thereof that have been called for redemption and, pursuant to
Section 1301 of the Indenture, as a result of such redemption the right to convert such Securities terminates during the Interest Period, any such Securities surrendered for conversion during such Interest Period shall be accompanied by payment, in New York Clearing House Funds or other funds acceptable to the Company, of an amount equal to the difference between (i) the interest on the principal amount of such Securities payable on such Interest Payment Date and (ii) the amount of accrued interest on the principal amount of such Securities to but not including the Redemption Date. Subject to the aforesaid requirements for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued upon conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount of securities, cash and other property received per share by a plurality of non-electing shares).

               The Securities are subject to redemption upon not less than 30 days' notice by mail at any time on or after April 1, 2000, as a whole or in part, at the election of the Company, at the following Redemption

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Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning April 1 of the years indicated,


                  Redemption                                 Redemption

Year                Price                    Year               Price

2000               104.375%                  2004             101.875%
2001               103.750                   2005             101.25
2002               103.125                   2006             100.625
2003               102.500

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date. Any interest installments having a Stated Maturity on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. The Redemption Price shall be paid in cash.

               In certain circumstances involving the occurrence of a Change of Control (as defined in the Indenture), each Holder shall have the right at such Holder's option, but subject to the conditions in the Indenture, to require the Company to repurchase all or part of the Securities at 100% of their principal amount plus accrued interest. The Repurchase Price shall be paid in cash.

               In the event of a redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same,
(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

               If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and

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


obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the principal corporate trust office of the Trustee or at any other office or agency maintained by the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

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               All terms used in this Security which are defined in the
Indenture shall have the meanings assigned to them in the Indenture.


SECTION 204.   Form of Trustee's Certificate of Authentication.

               This is one of the Securities referred to in the within-mentioned Indenture.

                                             LASALLE NATIONAL BANK,
                                             as Trustee


                                             By
                                               Authorized Officer


SECTION 205.   Form of Conversion Notice.

To DIMON Incorporated:

               The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of DIMON Incorporated in accordance with the terms of the Indenture referred to in this Security, and directs that the certificate or certificates for the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued in the name of and delivered to the undersigned, unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


                       Principal Amount to be converted
             (in an integral multiple of $1,000, if less than all):

                              $_______________


FILL IN FOR REGISTRATION OF SHARES:

_________________________________________________________________________
Name

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_________________________________________________________________________
Address

_________________________________________________________________________
Please print name and address (including zip code)

                        Please Insert Social Security or
                           Other Taxpayer Identifying
                                     Number

                              __________________

                              __________________


Dated:______________              Signature_________________________
                                           (must conform in all respects
                                           to name of Holder appearing on
                                           face hereof)

       Fill in for registration of shares of Common Stock and Securities if to be issued otherwise than to the Holder:


_____________________________                 Social Security or Other
                 (Name)                       Taxpayer Identifying Number:

_____________________________            ________________________________
                                         (Name)

_____________________________
Please print name and address
  (including zip code)


                               ARTICLE THREE

                               The Securities


SECTION 301.   Title and Terms.

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               The aggregate principal amount of Securities that may be
authenticated and delivered under this Indenture is limited to $140,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906, 1108 or 1202.

               The Securities shall be known and designated as the "6-1/4% Convertible Subordinated Debentures due April 1, 2007" of the Company. Their Stated Maturity shall be March 31, 2007, and they shall bear interest at the rate of 6-1/4% per annum, from April 1, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on March 31, June 30, September 30, and December 31, commencing June 30, 1997, until the principal thereof is paid or made available for payment.

               The principal of (and premium, if any) and interest on the Securities shall be payable at the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               The Securities shall be redeemable as provided in Article
Eleven.

               The Securities shall be convertible as provided in Article
Twelve.

               The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

               The Securities shall be subject to repurchase by the Company, at the option of the Holders, as provided in Article Fourteen.


SECTION 302.   Denominations.

               The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.


SECTION 303.   Execution, Authentication, Delivery and Dating.

               The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

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               Securities bearing the manual or facsimile signatures of
individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. Each Security shall be dated the date of its authentication.

               No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.   Temporary Securities.

               Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

               If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to
Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305.  Registration, Registration of Transfer and Exchange.

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

               The Company shall keep or cause to be kept a register (the register maintained either at the Corporate Trust Office of the Trustee or in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed a "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

               Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

               At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

               All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

               Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906, 1108 or 1202 not involving any transfer.

               The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to

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register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.


SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

               If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

               Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent permitted by applicable law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.   Payment of Interest; Interest Rights Preserved.

               Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to

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the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest.

               Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause
       (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed and any applicable requirements of the NASD, and upon such notice as may be required by such
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


       exchange or by the NASD, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

               In the case of any Security which is converted after any Regular Record Date but on or before the next Interest Payment Date, interest with a Stated Maturity on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date.


SECTION 308.   Persons Deemed Owners.

               Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309.   Cancellation.

               All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.


SECTION 310.   Computation of Interest.

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


               Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                             ARTICLE FOR

                       Satisfaction and Discharge

SECTION 401.   Satisfaction and Discharge of Indenture.

               This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

       (1)     either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)     have become due and payable, or

               (ii)    will become due and payable at their
               Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the

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


       case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

       (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

       (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.   Application of Trust Money.

               Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.


                             ARTICLE FIVE

                                Remedies


SECTION 501.   Events of Default.

               "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

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


               (1) default in the payment of any interest upon any Security when it becomes due and payable, whether or not such payment is prohibited by the provisions of Article Thirteen, and continuance of such default for a period of 30 days; or

               (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity whether or not such payment is prohibited by the provisions of Article Thirteen; or

               (3) default in the payment of the Repurchase Price (as defined in Section 1401) in respect of any Security on the Repurchase Date (as defined in Section 1401) therefor in accordance with the provisions of Article Fourteen, whether or not such payment is prohibited by the provisions of Article Thirteen; or

               (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

               (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a

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       bankruptcy or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.


SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

               If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration, such principal shall become immediately due and payable.

               At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                      (A)     all Defaulted Interest on all
               Securities,

                      (B)     the principal of (and premium, if
               any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                      (C)     to the extent that payment of such
               interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

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                      (D)     all sums paid or advanced by the
               Trustee hereunder and the reasonable
               compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and


               (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, having been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon. Upon receipt by the Trustee of written notice declaring such an acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 502 with respect to the Securities, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such notice. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities on such record date, (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further effect.

SECTION 503.   Collection of Indebtedness and Suits for Enforcement by
               Trustee.

               The Company covenants that if

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable,

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


interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               If the Company fails to pay such amounts immediately upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

               If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the
Trustee shall deem most effectual to protect    and enforce any such
rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.   Trustee May File Proofs of Claim.

               In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee regardless of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the company for the payment of overdue principal or interest shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

               No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors or other similar committee.

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


SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.

               All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.   Application of Money Collected.

               Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under Section 607; and

               SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.


SECTION 507.   Limitation on Suits.

               No Holder of any Security shall have any right to institute any action, suit or proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

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               (3)    such Holder or Holders have offered to the
       Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action, suit or proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

               Notwithstanding any other provision in this Indenture, but subject to the provisions of Article Thirteen, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section
307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date, Repurchase Date) and to convert such Security in accordance with Article Twelve and to institute suit for the enforcement of any such payment and right to convert, and none of the rights described in this Section 508 shall be impaired without the consent of such Holder.


SECTION 509.   Restoration of Rights and Remedies.

               If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

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SECTION 510.   Rights and Remedies Cumulative.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.   Delay or Omission Not Waiver.

               No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.   Control by Holders.

               The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

               (1) such direction shall not be in conflict with any applicable rule of law or with this Indenture, and

               (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

               Upon receipt by the Trustee of any such direction with respect to the Securities, a record date shall automatically and without any other action by any Person be set for determining the Holders of Outstanding Securities entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Securities on such record dates (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless such direction

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shall have become effective by virtue of holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further effect.


SECTION 513.   Waiver of Past Defaults.

               The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

               (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

               (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding
       Security affected.

               Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.   Undertaking for Costs.

               In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that this Section shall have no application to any suit instituted by the Company or for the enforcement of the right to convert any Security in accordance with Article Twelve.


SECTION 515.   Waiver of Stay or Extension Laws.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly

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waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                              ARTICLE SIX

                              The Trustee


SECTION 601.   Certain Duties and Responsibilities.

               The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.   Notice of Defaults.

               The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(6), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default. On the same date the Trustee gives the Holders any notice under this Section 602, the Trustee also shall give such notice to any holder of Senior Indebtedness which has made a written request to the Trustee for notice under this Section 602 and provided the Trustee with its address.


SECTION 603.   Certain Rights of Trustee.

               Subject to the provisions of Section 601:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document

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       believed by it to be genuine and to have been signed or
       presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION 604.   Not Responsible for Recitals or Issuance of Securities.

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               The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.   May Hold Securities.

               The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating
Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.   Money Held in Trust.

               Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


SECTION 607.   Compensation and Reimbursement.

               The Company agrees

               (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

               (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the

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       exercise or performance of any of its powers or duties
       hereunder; and

               (4) that the Company's obligation under this Section 607 to compensate the Trustee and to pay and reimburse the Trustee for such expenses, disbursements and advances shall not be subordinate to the payment of Senior Indebtedness of the Company pursuant to Article Thirteen and shall constitute additional indebtedness.

The Company's payment obligations pursuant to this Section 607 shall survive the discharge of this Indenture. When the trustee incurs expenses after the occurrence of an Event of Default specified in Section 501(6) or (7), the expenses are intended to constitute expenses of administration under any bankruptcy law.


SECTION 608.   Disqualification; Conflicting Interests.

               If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.   Corporate Trustee Required; Eligibility.

               There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.   Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

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               (b)    The Trustee may resign subject to the provisions of
Section 310 of the Trust Indenture Act at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning
Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

               (d)    If at any time:

               (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2)    the Trustee shall cease to be eligible under
       Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

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               (f) The Company shall give notice of each resignation and
each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.   Acceptance of Appointment by Successor.

               Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

               No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.   Preferential Collection of Claims Against Company.

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               If and when the Trustee shall be or become a creditor of the
Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.   Appointment of Authenticating Agent.

               The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

               Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall (unless the agency is terminated by the Trustee) continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.

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


Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

               The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

               If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

               This is one of the Securities described in the within-mentioned Indenture.

               LASALLE NATIONAL BANK,
               as Trustee


               By____________________________________________________
                                     As Authenticating Agent

               By____________________________________________________
                                     Authorized Officer


                               ARTICLE SEVEN

              Holders' Lists and Reports by Trustee and Company


SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

               The Company will furnish or cause to be furnished to the
Trustee:

               (a) quarterly, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

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               (b)    at such other times as the Trustee may request in
       writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.   Preservation of Information: Communications to Holders.

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. To the extent permitted by applicable law, the Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

               (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

               (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.   Reports by Trustee.

               (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

               (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company and, if required by any applicable rule or regulation, with the NASD. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 704.   Reports by Company.

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

               The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                              ARTICLE EIGHT

                    Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.

               The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

               (1) the person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered by such Person to the Trustee, in form satisfactory to the trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1211;

               (2)    immediately after giving effect to such
       transaction, no Event of Default, and no event which, after notice or lapses of time or both, would become an Event of Default, shall have happened and be continuing; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

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               For purposes of this Section and Section 802, a conveyance, transfer or lease of the properties and assets of the Company "substantially as an entirety" shall mean a conveyance, transfer of lease of properties and assets of the Company representing 80% or more of the fair value (as determined in good faith by the board of Directors) of all of the properties and assets of the Company on the date of such conveyance, transfer or lease.


SECTION 802.   Successor Substituted.

              Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                             ARTICLE NINE

                        Supplemental Indentures


SECTION 901.   Supplemental Indentures Without Consent of Holders.

               Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

               (3)    to secure the Securities; or

               (4) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article
       Twelve; or

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               (5)    to cure any ambiguity, to correct or supplement
       any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders.


SECTION 902.   Supplemental Indentures with Consent of Holders.

               With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

               (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or, in the case of a repurchase pursuant to Article Fourteen, on or after the Repurchase Date, or adversely affect the right to convert any Security as provided in Article Twelve (except as permitted by Section 901(4)), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

               (2) reduce the percentage in aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

               (3)    modify any of the provisions of this Section or
       Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

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               It shall not be necessary for any Act of Holders under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.   Execution of Supplemental Indentures.

               In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating at the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which, in the Trustee's sole discretion, affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.   Effect of Supplemental Indentures.

               Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905.   Conformity with Trust Indenture Act.

               Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.   Reference in Securities to Supplemental Indentures.

               Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


SECTION 907.   Subordination Unimpaired.

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               No provision in any supplemental indenture which adversely affects the superior position of the holders of Senior Indebtedness shall be effective against holders of Senior Indebtedness who have not consented thereto.


                                 ARTICLE TEN

                                  Covenants


SECTION 1001.  Payment of Principal, Premium and Interest.

               The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  Maintenance of Office or Agency.

               The Company will maintain an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company hereby initially appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands at its Corporate Trust Office. If at any time the appointment of the Trustee as the Company's agent for such purposes shall have been terminated and the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

               The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Security Payments to be Held in Trust.

               If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so

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becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

               Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

               The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

               The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall, subject to applicable escheat and abandoned property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

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SECTION 1004.   Existence.

               Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  Statement by Officers as to Default.

               The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


                             ARTICLE ELEVEN

                        Redemption of Securities


SECTION 1101.  Right of Redemption.

               The Securities may be redeemed otherwise than at the option of the Holder as provided in Article Fourteen at the election of the Company, as a whole or from time to time in part, at any time on or after April 1, 2000, at the Redemption Prices specified in the form of Security hereinbefore set forth for redemptions, together with accrued interest to the Redemption Date. The Redemption Price shall be paid in cash.


SECTION 1102.  Applicability of Article.

               Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

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SECTION 1103.  Election to Redeem; Notice to Trust.

               The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.


SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

               If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

               If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

               The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

               For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.  Notice of Redemption.

               Notice of Redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his latest address appearing in the Security Register.

               All notices of redemption shall state:

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               (1)    the Redemption Date,

               (2)    the Redemption Price,

               (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

               (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

               (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

               (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

               Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1106.  Deposit of Redemption Price.

               Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

               If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.


SECTION 1107.  Securities Payable on Redemption Date.

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               Notice of redemption having been given as aforesaid, the
Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

               If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.


SECTION 1108.  Securities Redeemed in Part.

               Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                            ARTICLE TWELVE

                        Conversion of Securities


SECTION 1201.  Conversion Privilege and Conversion Price.

               Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire

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at the close of business on March 31, 2007.  In case a Security or portion thereof is called for redemption or is delivered for repurchase, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day prior to the Redemption Date, or the Trading Day preceding the Repurchase Date (as such terms are defined in Article Fourteen), as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase.

               The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $28.77 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in Section 1204.


SECTION 1202.  Exercise of Conversion Privilege.

               In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (the "Interest Period") shall be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion, except that in the case of Securities or portions thereof that have been called for redemption and, pursuant to Section 1201 hereof, as a result of such redemption, the right to convert such Securities terminates during the Interest Period, any such Securities surrendered for conversion during such Interest Period shall be accompanied by payment in an amount equal to the difference between (i) the interest on the principal amount of such Securities payable on such Interest Payment Date and (ii) the amount of accrued interest on the principal amount of such Securities to, but not including, the Redemption Date. Except as provided in the preceding sentence and subject to the fourth paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common stock issued upon conversion. All payments required by this paragraph to be made by Holder upon the surrender of Securities for conversion shall be made in New York Clearing House funds or other funds acceptable to the Company.

               Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock


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at such time.  As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1203.

               In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.


SECTION 1203.  Fractions of Shares.

               No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof); the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion.


SECTION 1204.  Adjustment of Conversion Price.

               (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company exclusively in Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

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               (2)    Subject to the last sentence of paragraph (7) of
this Section, in case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the Purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

               (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, cash or assets (including securities, but excluding any (i) rights or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any distribution or dividend paid upon a merger or consolidation to which Section 1211 applies), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as

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determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee), of the portion of the assets, shares, cash or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (8) of this Section if such prices are available in such market for such period. For purposes of this paragraph (4), any dividend or distribution that includes shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock or other securities convertible into or exchangeable for shares of Common Stock shall be deemed instead to be (a) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock, such rights or warrants or such other convertible or exchangeable securities (making any conversion price reduction required by this paragraph (4)) immediately followed by (b) in the case of such shares of Common Stock or such rights or warrants, a dividend or distribution thereof (making any further conversion price reduction required by paragraph (1) or (2) of this Section, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraphs
(1) and (2) of this Section and (ii) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (1) of this Section) or (c) in the case of such other convertible or exchangeable securities, a dividend or distribution of such number of shares of Common Stock as would then be issuable upon the conversion exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction required paragraph (1) of this Section, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" and (ii) the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination," each within the meaning of paragraph (1) of this Section). Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in paragraph (2) of this Section) ("Rights") pro rata to holders of Common Stock, the Company shall make proper provision so that each Holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in

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accordance with the terms and provisions of and applicable to the Rights, and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common
Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

               (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 1211 applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (I) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of any other consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section has been made, exceeds 12.5% of the product of the current market price per share of the Common Stock on the Calculation Date (as defined below) times the number of shares of Common Stock outstanding on such Calculation Date, then, and in each such case, immediately after the close of business on such Calculation Date, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the Calculation Date by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the Calculation Date less an amount equal to the quotient of (x) the excess of such combined amount over such 12.5% and (y) the number of shares of Common Stock outstanding on such Calculation Date and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on such Calculation Date. As used in this paragraph (5), "Calculation Date" means, in the case of a dividend, the date of declaration of such dividend and, in the case of any other type of distribution, the date for the determination of holders of shares of Common Stock entitled to receive such distribution.

               (6) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be

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conclusive and described in a Board Resolution) that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of any other consideration payable in respect of any other tender offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph (6) has been made and (II) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made, exceeds 12.5% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

               (7) The reclassification of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1211 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph
(4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section). Rights or warrants issued by the Company to all holders of its Common Stock entitling the holders thereof to

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

subscribe for or purchase shares of Common Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through
(iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 1204 not be deemed issued until the occurrence of the earliest Trigger Event.

               (8) For the purpose of any computation under this paragraph and paragraphs [(2), (4) and (5)] of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the date in question provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (1), (2), (3), (4), (5) or (6) above occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance of distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (1), (2), (3), (4), (5) or (6) above occurs

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on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (4), or (5) of this Section, whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purpose of any computation under paragraph (6) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for the 5 consecutive Trading
Days selected by the Company commencing on or after the latest (the "Commencement Date") of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender offer requiring such computation and (iii) the date of the last amendment, if any, of such tender offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the Expiration time of such tender offer; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (1), (2), (3), (4), (5) or (6) above occurs on or after the Commencement Date and prior to the Expiration Time for the tender offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date, for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when Stock trades regular way on such exchange or in such market after the Expiration Time of such tender offer.

               (9) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (1), (2),
(3), (4), (5) and (6) of this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

              (10) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph (10) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (11) Notwithstanding any other provision of this Section 1204, no adjustment to the conversion price shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action (i) to increase the par value per share of the Common Stock or (ii) that would or does result in any adjustment in the conversion price that, if made without giving effect to the previous sentence, would cause the conversion price to be less than the then par value per share of the Common Stock; provided, that the covenant in this sentence shall be suspended if within 10 days of determining in good faith that such action would result in such adjustment (but not later than the Business Day following the effectiveness of such adjustment), the Company gives a notice under Section 1103 and effects the redemption referred to in such notice on the Redemption Date referred to therein, but shall be retroactively reinstated if such notice or redemption does not occur.


SECTION 1205.  Notice of Adjustments of Conversion Price.

               Whenever the conversion price is adjusted as herein provided:

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

               (a) the Company shall compute the adjusted conversion price in accordance with Section 1204 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

               (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.


SECTION 1206.  Notice of Certain Corporate Action.

In case:

               (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 1204; or

               (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

               (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to
Section 1002, and shall cause to be mailed to all Holders at their last

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

addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Neither the failure to give such notice nor any defect herein shall affect the legality or validity of the proceedings described in clauses (a) through (e) of this Section 1206.


SECTION 1207.  Company to Reserve Common Stock.

               The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.


SECTION 1208.  Taxes on Conversion.

               The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.


SECTION 1209.  Covenant as to Common Stock.

               The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1208, the Company will pay all taxes, liens and charges with respect to the issue thereof.

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


SECTION 1210.  Cancellation of Converted Securities.

               All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.


SECTION 1211.  Provisions in Case of Consolidation, Merger or Sale of
               Assets.

               In case of any consolidation of the Company with or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1201, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.


                      ARTICLE THIRTEEN
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
                 Subordination of Securities

SECTION 1301.  Securities Subordinated to Senior Indebtedness.

               All Securities issued under this Indenture shall be issued subject to the following provisions, and each Holder of any Security whether upon original issue or upon transfer or assignment thereof accepts and agrees to be bound by such provisions.

               All Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness as defined in this Section. The term "Senior Indebtedness" shall mean (a) all indebtedness of the Company, including the principal of and premium, if any, and interest (including interest accrued before and after the filing of any petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company) on such indebtedness whether outstanding on the date of this Indenture or thereafter created,
(i) for borrowed money, including all fees, expenses, reimbursements, indemnities and other amounts payable under any credit document or note evidencing money borrowed from banks, (ii) money borrowed by others and guaranteed, directly or indirectly, by the Company, (iii) constituting purchase money indebtedness for the payment of which the Company is directly or contingently liable, (iv) constituting reimbursement obligations under bank letters of credit, (v) under interest rate and currency swaps, caps, floors, collars or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency rates, or (vi) under any lease of any real or personal property, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, which obligations are capitalized on the books of the Company in accordance with generally accepted accounting principles, unless, in any such case, by the terms of the instrument creating or evidencing such indebtedness it is provided that such indebtedness is not superior in right of payment to the Securities or to other indebtedness which is pari passu with, or subordinated to, the Securities, and (b) any amendments, supplements, refinancings, modifications, refundings, deferrals, renewals or extensions of any such Senior Indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such Senior
Indebtedness. As used in the preceding sentence the term "purchase money indebtedness" shall mean indebtedness evidenced by a note, debenture, bond or other similar instrument (whether or not secured by any lien or other security interest) given in connection with the acquisition of any business, properties or assets of any kind acquired by the Company or any Subsidiary; provided, however, that, without limiting the generality of the foregoing, the term "purchase money indebtedness" shall not include any conditional sale contract or any account payable or any other indebtedness created or assumed by the Company in the ordinary course of business in connection with the obtaining of inventories or services
(such proviso not being intended to exclude from "Senior Indebtedness" any indebtedness for borrowed money incurred by the Company under working capital lines of credit).

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


SECTION 1302.  Priority and Payment Over Upon Insolvency and Dissolution.

               In the event of (i) any insolvency or bankruptcy case' or proceeding or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith relative to the Company or its creditors as such or to its assets, or (ii) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit' of creditors or other marshalling of assets and liabilities of the Company, then and in any such event the holders of the Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all amounts due or to become due on or in respect of all Senior Indebtedness before the Trustee or the Holders of the Securities shall be entitled to receive and retain any payment in respect of the principal, premium, if any, interest or other amounts due or to become due on the Securities, and to that end the holders of the Senior Indebtedness shall be entitled to receive, for application to the payment of the Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder as its interest may appear), any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company which is subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event. Accordingly, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which would otherwise have been made to the Trustee or the Holders of the Securities but for the provisions of this Section 1302 shall instead be made by the Company or by the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company directly to the holders of the Senior Indebtedness for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents after giving effect to any concurrent payment or distribution to or for the benefit of the holders of the Senior Indebtedness.

               If, notwithstanding the foregoing provisions of this Section 1302, the Trustee or any Holder of the Securities shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company which is subordinated to the payment of the Securities, before all amounts due or to become due on or in respect of all Senior Indebtedness have been paid in full in cash or Cash Equivalents, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee in accordance with and as required by Section 1310 or otherwise or, as the case may be, such Holder, then and in such event such payment or distribution shall be held in trust for the benefit of and shall, to the extent permitted by applicable law, be paid over or delivered to the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any


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


instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder as its interest may appear) to the extent necessary to pay all Senior Indebtedness in full after effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

               For purposes of this Article Thirteen only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or unsecured debt securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to the same or a greater extent than the Securities are subordinated as provided for in this Article Thirteen; provided that the rights of the holders of Senior Indebtedness at the time outstanding are not adversely altered by the payment or distribution of such shares of stock or unsecured debt securities to the Trustee or the Holders of the Securities.

               The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its assets substantially as an entirety to another Person upon terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for purposes of this Section 1302 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such property and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight. Notwithstanding the foregoing, no merger in which the Company is the surviving entity shall be deemed to be a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company within the meaning of Article Thirteen.


SECTION 1303. Prior Payment to Senior Indebtedness Upon Acceleration of the Securities.

               If any Security is declared due and payable before the date specified therein as the fixed date on which the principal thereof is due and payable, then and in such event the holders of the Senior
Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all amounts due or to become due on or in respect of the Senior Indebtedness before the Trustee or the Holders of the Securities shall be entitled to receive and retain any payment (including any such payment which may be payable by reason of the payment of any other indebtedness of the Company which is subordinated to the payment of the Securities) by the Company on account of the principal of (or premium, if any), interest on or any other amount due or to become due on the Securities or on account of the purchase or other acquisition of the

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Securities.  Accordingly, any payment by the Company of any amount which the Trustee or the Holders of the Securities would have been entitled to receive and retain but for the provisions of this Section 1303 shall instead be made by the Company directly to the holders of the Senior Indebtedness for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.

               If, notwithstanding the foregoing provisions of this Section 1303, the Company shall make any payment or distribution to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 1303, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee in accordance with and as required by Section 1310 or otherwise or, as the case may be, such Holder, then and in every such event such payment or distribution shall be forthwith paid over or delivered to the Company for application to the payment of all Senior Indebtedness remaining unpaid as provided in the immediately preceding paragraph of this Section 1303.

               The provisions of this Section 1303 shall not apply to any payment or distribution with respect to which Section 1302 would be applicable.


SECTION 1304. Payment on Securities Suspended When Senior Indebtedness is in Default.

               In the event and during the continuation of any default in the payment of principal of (premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto or, in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing which would permit the holders of the Senior Indebtedness (or a Person or Persons acting on their behalf) to declare such Senior Indebtedness to be due and payable prior to the date on which it would otherwise have become due and payable, then unless and until such event of default shall have been cured or waived or shall have ceased to exist and any such acceleration, shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company which is subordinated to the payment of the Securities) shall be made by the Company on account of the principal of (or premium, if any) or interest or any other amount on the Securities or on account of the purchase or other acquisition by it of the Securities; provided, however, that nothing in this Section 1304 shall prevent the payment of the Repurchase Price of the Securities pursuant to Article Fourteen by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price or payments in respect of fractional shares of Common Stock pursuant to Section 1403(b).

               If, notwithstanding the foregoing provisions of this Section 1304, the Company shall make any payment or distribution to the Trustee or the Holder of any Security prohibited by the foregoing provisions of

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this Section 1304, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in every such event such payment or distribution shall be held in trust for the benefit of and shall, to the extent permitted by applicable law, be paid over or delivered to the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear.

               The provisions of this Section 1304 shall not apply to any payment with respect of which Section 1302 or 1303 would be applicable.


SECTION 1305. Obligation to Pay Securities Not Impaired; Provisions Solely to Define Relative Rights.

               The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of the Senior Indebtedness on the other hand. It is and shall be the intent of the parties that this Article shall constitute a present assignment by the Holders of the Securities of their rights to receive payments or distributions of cash, property and securities of the Company otherwise payable to the Holders of the Securities in the circumstances described in Sections 1302 and 1303 hereof. Nothing contained in this Article Thirteen or elsewhere in this Indenture shall (i) impair or affect, as among the Company, its creditors (other than the holders of the Senior Indebtedness) and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which is intended to rank equally with all other general obligations of the Company), to pay the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, subject to the rights under this Article Thirteen of the holders of the Senior Indebtedness, or (ii) affect the relative rights against the Company of the Holders of the Securities and the creditors of the Company (other than the holders of the Senior Indebtedness), or (iii) prevent the Trustee or any Holder of any Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of the Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.


SECTION 1306.  Payment Permitted if No Default.

               Nothing contained in this Article Thirteen or elsewhere in this Indenture shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302 or

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under the conditions described in Section 1303 or 1304 from making payments at any time of principal of (and premium, if any) or interest on the Securities.


SECTION 1307.  Subrogation.

               Subject to the payment in full in cash or Cash Equivalents of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of the Senior Indebtedness pursuant to the provisions of this Article Thirteen to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of the such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article Thirteen, and no payments over pursuant to the provisions of Sections 1302 or 1303 to the holders of the Senior Indebtedness by the Trustee or Holders of the Securities shall, as among the Company, its creditors (other than the holders of Senior Indebtedness) and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


SECTION 1308.  Trustee to Effectuate Subordination.

               Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and appoints the Trustee his attorney-in-fact for any and all such purposes.


SECTION 1309.  Changes.

               The holders of the Senior Indebtedness or a trustee on behalf thereof or other representative thereof may at any time, and from time to time, without the consent of or notice to the Trustee or any Holder of the Securities, without incurring responsibility to the Trustee or such Holder, and without impairing or releasing any of the rights of the holders of the Senior Indebtedness, or any of the obligations of the Trustee or the Holders of the Securities hereunder:

                      (i) change the time, amount, manner, place or terms of payment, or change or extend the time of payment of, or renew or otherwise amend or alter, any other instrument or agreement evidencing any Senior Indebtedness or securing payment thereof or relating to the Senior Indebtedness in any manner;

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                      (ii)     sell, exchange, release or otherwise deal
       with any collateral for all or any of the Senior Indebtedness (whether or not in a commercially reasonable manner);

                      (iii) release anyone liable in any manner for the payment or collection of any Senior Indebtedness;

                      (iv) exercise or refrain from exercising any rights against the Company or others (including the Holders of the Securities); and

                      (v)      apply any sums received by them, by
       whomsoever paid and however realized, to the payment of the Senior Indebtedness in such manner as the holders thereof, in their sole discretion, shall deem appropriate.

SECTION 1310.  Notice to Trustee.

               The Company shall give prompt written notice to the Trustee, of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities.
Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company, any Holder, any Paying Agent or the holder or representative of any class of Senior Indebtedness; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist.

               Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1311.  Reliance on Judicial Order or Certificate of Liquidating
               Agent.

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               Upon any payment or distribution of assets of the Company
referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.


SECTION 1312.  Trustee Not Fiduciary for Holders of Senior Indebtedness.

               The Trustee shall not owe any duty to the holders of Senior Indebtedness, except as expressly provided in this Article Thirteen and subject to Section 6.01.


SECTION 1313. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

               The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

               Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


SECTION 1314.  Article Applicable to Paying Agents.

               In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Thirteen in addition to or in place of the Trustee; provided, however, that
Section 1313 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

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SECTION 1315.  Certain Conversions Deemed Payment.

               For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve shall not be deemed to constitute a payment or distribution on account of the principal or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article Thirteen. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve.


SECTION 1316.  Continued Effectiveness.

               The terms of this Article Thirteen shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of the Senior Indebtedness upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had been due but not made at such time.


SECTION 1317.  Right of Holders of Senior Indebtedness Not Impaired.

               No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions contained in this Article Thirteen shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.


SECTION 1318.  Continuing Agreement.

               The provisions of this Article Thirteen constitute a continuing agreement and shall (i) remain in full force and effect until the Senior Indebtedness shall have been paid in full, (ii) be binding upon the Holders and the Trustee, the Company and each of their

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respective successors and assigns and (iii) inure to the benefit of and be enforceable by each holder of Senior Indebtedness and its representatives, successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any holder of Senior Indebtedness may assign or otherwise transfer any note or other evidence of indebtedness held by it to any other person, and such other person shall thereupon become vested with all the rights in respect thereof granted to such holder herein or otherwise.


                          ARTICLE FOURTEEN

                Repurchase of Securities at the Option
                 of the Holder Upon a Change of Control


SECTION 1401.  Right to Require Repurchase.

               In the event that a Change of Control (as hereinafter defined) shall occur, then each Holder shall have the right, at such Holder's option, to require the Company to repurchase, and upon the exercise of such right, the Company shall, subject to the provisions of
Section 1304, repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is an integral multiple of $1,000, on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 1402) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased (the "Repurchase Price"), together in each case with accrued and unpaid interest to the Repurchase Date. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article Four, unless a Change of Control shall have occurred prior to such discharge. The Repurchase Price shall be paid in cash.


SECTION 1402.  Notices; Method of Exercising Repurchase Right, Etc.

               (a) Unless the Company shall have theretofore called for redemption all the outstanding Securities, on or before the 30th day after the occurrence of a Change of Control, the Company or, at the request of the Company, the Trustee, shall mail to all Holders a notice (the "Company Notice") of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such Company Notice to the Trustee prior to or promptly after the mailing of such Company Notice and cause a copy of such Company Notice, or a summary of the information contained therein, to be published in a newspaper of general circulation in the Borough of Manhattan, The City of New York promptly after such mailing.

               Each notice of a repurchase right shall state:

               (1)    the Repurchase Date,

               (2) the date by which the repurchase right must be exercised,

               (3)    the Repurchase Price,

               (4) a description of the procedure which a Holder must follow to exercise a repurchase right including a form of the irrevocable written notice referred to in Section
       1402(b), and

               (5) the conversion price then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion.

               No failure of the Company to give the foregoing notice or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

               If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

               (b) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the 30th day after the date of the Company Notice (i) irrevocable written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased, a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Securities held by a securities depositary may be delivered in such other manner as may be agreed to by such securities depositary and the Trustee. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the second Trading Day preceding the Repurchase Date.

               (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the Repurchase Price in cash or shares of Common Stock, as provided above, to the Holder on the Repurchase Date (or, if shares of Common
Stock are to be paid, as promptly after the Repurchase Date as possible) together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the repurchase right has been

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exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more predecessor Securities, registered as such at the close of business on the relevant Regular Record Date according to the terms and provisions of Article Three.


SECTION 1403.  Deposit of Cash Sufficient to Pay Repurchase Price.

               Prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money sufficient to pay the Repurchase Price of any Securities which are to be repaid in cash on the Repurchase Date.


SECTION 1404.  Securities Not Repurchased on Repurchase Date.

               If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, such Security shall, until paid, continue to bear interest to the extent permitted by applicable law from the Repurchase Date at the same rate borne by the Security. The Company shall pay to the Holder of such Security the additional amounts provided for in this Section 1404 at the same time it pays the Repurchase Price. Each Security shall remain convertible into Common Stock until the Repurchase Price plus any additional amounts owing on such Security shall have been paid or duly provided for.


SECTION 1405.  Securities Repurchased in Part.

               Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.


SECTION 1406.  Certain Definitions.

               For purposes of this Article:

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


               (a) the term "beneficial owner" shall be determined An accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended;


               (b) the term "Capital Stock" shall mean capital stock of the Company that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, to shares of capital stock of any other class of the Company;

               (c) a "Change of Control" shall be deemed to have occurred at such time after the original issuance of the Securities as:

               (i) any Person (other than the Company, any Subsidiary or any current or future employee or director benefit plan of the Company or any Subsidiary or any entity holding capital stock of the Company for or pursuant to the terms of such plan, or an underwriter engaged in a firm commitment underwriting in connection with a public offering of capital stock of the Company) is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in elections of directors (any shares of voting stock of which such person or group is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage); or

               (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another Person (other than a merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Capital Stock, (y) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of Common Stock, or (z) a transaction in which the stockholders of the Company immediately prior to such transaction owned, directly or indirectly, immediately following such transactions a majority of the combined voting power of the voting capital stock of the corporation resulting from the transaction, such stock to be owned by such stockholders in substantially the same proportion as their ownership of the voting stock of the Company immediately prior to such transaction; or

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


               (iii) the Common Stock is the subject of a completed "Rule 13e-3 transaction" as defined under the Exchange Act.

               (d)    the term "Fair Market Value" shall mean on any date,
(i) as to any security which is listed or admitted to trading on any national securities exchange or quoted on the National Association of Securities Dealers Automated Quotations National Market System or traded in the over-the-courter market on such date, the average of the Quoted Prices with respect to such security for the 10 consecutive Trading Days ending on such date (or, if such date is not a Trading Day, on the next preceding Trading Day) and (ii) as to any security not so listed, admitted, quoted or traded on such date or any other property, the fair value thereof on such date as determined in good faith by the Board of Directors or any duly authorized committee thereof and evidenced by a Board Resolution. For purposes of this Article, "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market;

               (e) the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, as in effect on the date of the original execution of this Indenture; and

               (f) the term "Quoted Price" of the Common Stock shall mean: the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in each case on the Nasdaq National Market as reported by Nasdaq, or, if the Common Stock is not authorized for quotation on the Nasdaq National Market, on the New York Stock Exchange Composite Tape (the "Composite Tape"), or, if the Common Stock is not listed or admitted to trading on such Exchange, on the national securities exchange in or nearest The City of New York on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price regular way or, in case no such sale takes place on such day, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or if on any such trading day the Common Stock is not quoted by any such organization, the fair value of a share of Common Stock on such day, as determined by the Board of Directors of the Company.

               This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                             DIMON Incorporated
[Seal]
                                             By      /s/ Brian J. Harker
                                               Name:     Brian J. Harker
                                               Title: Executive Vice
                                                      President and Chief
                                                      Financial Officer

Attest:
                                             By      /s/ James A. Cooley
                                               Name:     James A. Cooley
                                               Title: Vice President and
                                                      Treasurer


 /s/  John O. Hunnicutt, III
Name: John O. Hunnicutt, III
Title: Vice President Administration-
       Corporate Secretary



                                             LASALLE NATIONAL BANK,
                                             as Trustee

[Seal]

                                             By  /s/  Laura H. Mackey
                                               Name:  Laura H. Mackey
                                               Title: Assistant Vice
                                                      President

Attest:

/s/  Erik R. Benson
Name:   Erik R. Benson
Title:  Assistant Secretary

Commonwealth of Virginia)   ss.:
City of Danville        )

               On the 26th day of March, 1997, before me personally came Brian J. Harker/James A. Cooley, to me known who, being by me duly sworn, did depose and say that he is Executive Vice Pres./Chief Financial Officer of DIMON Incorporated, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.





                                                    /s/  Kayre W. Starkey
                                                    Notary Public


                                     My Commission Expires:  06/30/97




State of Illinois)   ss.:
City of Chicago)

               On the ____ day of ______________, 1997, before me
personally came ____________________, to me known who, being by me duly sworn, did depose and say that such person is a Corporate Trust Officer of LaSalle National Bank, the Trustee under the foregoing instrument; that such person knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that such person signed their name thereto by like authority.

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